UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2025

Black Hills Corporation

(Exact name of registrant as specified in its charter)

South Dakota	001-31303	46-0458824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7001 Mount Rushmore Road	57702
Rapid City, South Dakota
(Address of principal executive offices)	(Zip Code)

(605) 721-1700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of $1.00 par value	BKH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On August 19, 2025, Black Hills Corporation and NorthWestern Energy Group, Inc. released a joint press release announcing the execution of an agreement and plan of merger as well as an investor presentation relating to the merger. Copies of that press release and investor presentation are furnished as Exhibits 99.1 and 99.2, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description
99.1	Joint press release of NorthWestern and Black Hills issued on August 19, 2025.
99.2	Joint investor presentation of NorthWestern and Black Hills released on August 19, 2025 (furnished herewith).
104	Cover Page Interactive Data File (formatted as the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Black Hills Corporation

Dated: August 19, 2025	By:	/s/ Kimberly F. Nooney
Kimberly F. Nooney, Senior Vice President and Chief Financial Officer

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